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                                                                   EXHIBIT 23.2







                        INDEPENDENT AUDITORS' CONSENT


        We consent to the use in this Registrant Statement of Keebler Foods Company of our report dated May 15, 1996 on our audit of the financial statements of Sunshine Biscuits, Inc. incorporated by reference in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Parsippany, New Jersey
January 28, 1998